IMPORTANT NOTICE
PLEASE READ IMMEDIATELY


                PACIFIC CAPITAL CASH ASSETS TRUST

      380 Madison Avenue, Suite 2300, New York, N.Y. 10017


                   NOTICE OF ANNUAL MEETING OF
                     SHAREHOLDERS TO BE HELD
                        on March 27, 1997

TO OUR SHAREHOLDERS:

     The purpose of this Notice is to advise you that an Annual
Meeting of the Shareholders of Pacific Capital Cash Assets Trust
(the "Trust") will be held:

Place:         (a)  at the offices of the Trust
                    380 Madison Avenue
                    Suite 2300
                    New York, NY 10017

Time:          (b)  on March 27, 1997
                    at 10:00 a.m., local time;

Purposes:      (c)  for the following purposes:

                         (i) to elect eleven Trustees; each
                         Trustee elected will hold office until
                         the next annual meeting of the Trust's
                         shareholders or until his or her
                         successor is duly elected;

                         (ii) to ratify (that is, to approve) or
                         reject the selection of KPMG Peat Marwick
                         LLP as the Trust's independent auditors
                         for the fiscal year ending March 31, 1997
                         (Proposal No. 1); and




PLEASE NOTE:
If you do not expect to attend the Meeting, you are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, your cooperation is requested in mailing in your proxy no matter how large or small your holding may be.

                         (iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:        (d)       To vote at the Meeting, you must have
                         been a shareholder of the Trust's
                         Original Share Class or the Trust's
                         Service Share Class on the Trust's
                         records at the close of business on
                         January 17, 1997 (the "record date").
                         Also, the number of shares held by you
                         according to such records at the close of business on the record date determines the number of shares you may vote at the Meeting (or any adjourned meeting or meetings).




               By Order of the Board of Trustees,


                       EDWARD M. W. HINES
                            Secretary



February 20, 1997




                                 (ii)

               PACIFIC CAPITAL CASH ASSETS TRUST

    380 Madison Avenue, Suite 2300, New York, New York 10017

                         PROXY STATEMENT


                          INTRODUCTION

     The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Pacific Capital Cash Assets Trust (the "Trust"). The purpose of this proxy statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make on the enclosed proxy card.

     A copy of the Trust's most recent annual report and most recent semi-annual report will be sent to you without charge upon written request to the Trust's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-228-7496 toll-free or 212-697-6666.

      The Trust's organizer and administrator (the "Administrator") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. Hawaiian Trust Company, Limited, Financial Plaza of the Pacific, P.O. Box 3170 Honolulu, Hawaii 96802 serves as the Trust's Investment Adviser.

     This Notice and Proxy Statement are first being mailed on or about February 20, 1997.

     Cash Assets Trust, a Massachusetts business trust, is a professionally managed, open-end investment company consisting of three separate funds or portfolios: Pacific Capital Cash Assets Trust ("CAT" or the "Trust"), Pacific Capital Tax-Free Cash Assets Trust ("TFCAT") and Pacific Capital U.S. Treasuries Cash Assets Trust ("USTCAT"). In this Proxy Statement "Business Trust" means Cash Assets Trust, the business trust, "Funds" means the three portfolios of the Business Trust including the Trust and the "Trust" means the Portfolio, Pacific Capital Cash Assets Trust. There are two classes of shares of each of the Funds: "Service Shares" and "Original Shares."

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or, you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by striking a line through the nominee's name on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on that proposal by checking the appropriate box "For" or "Against" or instruct them not to vote your shares on a proposal by checking the "Abstain" box. If you return your signed proxy card and do not check any box on a proposal, the proxy holders will vote your shares for that proposal. Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum.

     You may end the power of the proxy holders to vote your shares after you have signed and returned your proxy card and before the power is used by (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); or (iii) voting your shares in person or by your duly appointed agent at the meeting.

     The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxy cards ("proxies") to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of these shares. The Trust will pay these firms for their out-of-pocket expenses for doing so.

     Each shareholder of the Business Trust on the record date is entitled to one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares held on the record date. The meeting will act upon matters that affect the Business Trust as a whole: the election of Trustees and the action on the selection of auditors (Proposal No. 1). On matters that affect the Business Trust as a whole, all shareholders of the Business Trust, including the shareholders both classes of the Trust and both classes of the other two Portfolios, are entitled to vote at the meeting.

     On January 17, 1997 the total number of shares outstanding for the Business Trust as a whole, and for each of the three Funds, was as set forth in the table on Exhibit A to this Proxy Statement. Also listed on Exhibit A are the names and addresses of the holders as of that date of more than 5% of the outstanding shares of the Business Trust and of each Fund. Shareholdings are in the names of the holders listed, unless stated to be in the name of a nominee.

                      ELECTION OF TRUSTEES

     At the Meeting, eleven Trustees are to be elected. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See
"Introduction" above for information as to how you can instruct the proxy holders as to the voting of your shares as to the election of Trustees.

     Each of the nominees is presently a Trustee and was previously elected by the shareholders. Messrs. Gushman, Hong, Okata and Stender were elected by the shareholders on March 31, 1993. Each of the other nominees has been a Trustee since the beginning of the Trust's operations in 1984, except for Mr. Carlson, who was originally elected a Trustee at a meeting of the Board of Trustees held on October 19, 1987, Mr. Alden, who was originally elected at a meeting of the Board of Trustees held on June 12, 1989 and Mr. Philpotts, who was originally elected at a meeting of the Board of Trustees held June 6, 1992.

     On the record date the officers and Trustees of the Trust held as a group less than 1% of the outstanding voting shares of the Business Trust or the Trust. Each of the Trust's Trustees and officers holds the same position with all of the Funds, the Trust and the two other series of the Business Trust. Each of the Trust's Trustees is also a Trustee of Hawaiian Tax-Free Trust, a municipal bond mutual fund having the same Adviser and Administrator as the Trust. The beneficial ownership of shares indicated below includes voting and investment control unless otherwise indicated. Shares are given to the nearest full share. In the information below, the Trust's Administrator, Aquila Management Corporation, is referred to as the "Administrator," the Trust's Distributor, Aquila Distributors, Inc., is referred to as the "Distributor" and Hawaiian Trust Company, Limited is referred to by that name or as the "Adviser." Mr. Herrmann is an interested person of the Trust, as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), as an officer of the Trust and as a Director, officer and shareholder of the Distributor. Mr. Philpotts is an interested person of the Trust as a shareholder of the Adviser's corporate parent. They are so designated by an asterisk.

Lacy B. Herrmann*, President and Chairman of the Board of Trustees,
Age: 67, Shares Owned: 2,830 Original Shares and 110 Service Shares
(1)

Founder, President and Chairman of the Board of Aquila Management Corporation since 1984, the sponsoring organization and Administrator and/or Adviser or Sub-Adviser to the following open-end investment companies, and Founder, Chairman of the Board of Trustees, and President of each: Churchill Cash Reserves Trust since 1985; Pacific Capital U.S. Treasuries Cash Assets Trust since 1988; Pacific Capital Tax-Free Cash Assets Trust since 1988; each of which is a money market fund, and together with Capital Cash Management Trust ("CCMT") and this Trust are called the Aquila Money-Market Funds; and Hawaiian Tax-Free Trust since 1984; Tax-Free Trust of Arizona since 1986; Tax-Free Trust of Oregon since 1986; Tax-Free Fund of Colorado since 1987; Churchill Tax-Free Fund of Kentucky since 1987; Tax-Free Fund For Utah since 1992; and Narragansett Insured Tax-Free Income Fund since 1992; each of which is a tax-free municipal bond fund, and two equity funds, Aquila Rocky Mountain Equity Fund since 1993 and Aquila Cascadia Equity Fund, since 1996, which are called the Aquila Bond and Equity Funds; Vice President, Director, Secretary and formerly Treasurer of Aquila Distributors, Inc. since 1981, distributor of the above funds; President and Chairman of the Board of Trustees of CCMT, a money market fund since 1981, and an Officer and Trustee/Director of its predecessors since 1974; Chairman of the Board of Trustees and President of Prime Cash Fund (which is inactive), since 1982 and of Short Term Asset Reserves 1984-1996; President and a Director of STCM Management Company, Inc., sponsor and sub-adviser to CCMT; Chairman, President, and a Director since 1984, of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves, and Founder and Chairman of several other money market funds; Director or Trustee of OCC Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Value Fund, Inc., and Trustee of Quest For Value Accumulation Trust, The Saratoga Advantage Trust, and of the Rochester Group of Funds, each of which is an open-end investment company; Trustee of Brown University, 1990-1996 and currently Trustee Emeritus; actively involved for many years in leadership roles with university, school and charitable organizations.

(1) Held of record by the Administrator.

Vernon R. Alden, Trustee, Age: 73, Shares Owned: None

Director of Colgate Palmolive Company since 1974, Digital Equipment Corporation, a computer manufacturing corporation, since 1959, Intermet Corporation, an independent foundry, since 1986, and Sonesta International Hotels Corporation since 1978; Chairman of the Board and Executive Committee of The Boston Company, Inc., a financial services company, 1969-1978; Trustee of Tax-Free Trust of Oregon since 1988, of Hawaiian Tax-Free Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1989, of Cascades Cash Fund, 1989-1994, of Narragansett Insured Tax-Free Income Fund since 1992, and of Aquila Cascadia Equity Fund since 1996; Associate Dean and member of the faculty of Harvard University Graduate School of Business Administration, 1951-1962; member of the faculty and Program Director of Harvard Business School - University of Hawaii Advanced Management Program, summer of 1959 and 1960; President of Ohio University, 1962-1969; Chairman of The Japan Society of Boston, Inc., and member of several Japan-related advisory councils; Chairman of the Massachusetts Business Development Council and the Massachusetts Foreign Business Council, 1978-1983; Trustee of the Boston Symphony Orchestra since 1975; Chairman of the Massachusetts Council on the Arts and Humanities, 1972-1984; Member of the Board of Fellows of Brown University, 1969-1986; Trustee and member of the Executive Committee, Plimoth Plantation; trustee of various other cultural and educational organizations; Honorary Consul General of the Royal Kingdom of Thailand.

Arthur K. Carlson, Trustee, Age: 75, Shares Owned: None

Retired; Advisory Director of the Renaissance Companies (design and construction companies of commercial, industrial and upscale residential properties) since 1996; Senior Vice President and Manager of the Trust Division of The Valley National Bank of Arizona, 1977-1987; Trustee of Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona since 1987, of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1988 and of Aquila Rocky Mountain Equity Fund since 1993; previously Vice President of Investment Research at Citibank, New York City, and prior to that Vice President and Director of Investment Research of Irving Trust Company, New York City; past President of The New York Society of Security Analysts and currently a member of the Phoenix Society of Financial Analysts; formerly Director of the Financial Analysts Federation; past Chairman of the Board and, currently, Director of Mercy Healthcare of Arizona, Phoenix, Arizona since 1990; Director of Northern Arizona University Foundation since 1990; present or formerly an officer and/or director of various other community and professional organizations.

William M. Cole, Trustee, Age: 65, Shares Owned: 1,168,332 Original
Shares

President of Cole International, Inc., financial and shipping consultants, since 1974; President of Cole Associates, shopping center and real estate developers, 1974-1976; President of Seatrain Lines, Inc., 1970-1974; former General Partner of Jones & Thompson, international shipping brokers; Trustee of Hawaiian Tax-Free Trust since 1985, of Tax-Free Fund of Colorado since 1987 and of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1988; Chairman of Cole Group, a financial consulting and real estate firm, since 1985.

Thomas W. Courtney, C.F.A., Trustee, Age: 63, Shares Owned: None

President of Courtney Associates, Inc., a venture capital firm, since 1988; General Partner of Trivest Venture Fund, 1983-1988; President of Federated Investment Counseling Inc., 1975-1982; President of Boston Company Institutional Investors, Inc., 1970-1975; formerly a Director of the Financial Analysts Federation; Trustee of Hawaiian Tax-Free Trust since 1984, of Tax-Free Trust of Arizona since 1986 and of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1988; Director or Trustee of OCC Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Value Fund, Inc., and Trustee of Quest For Value Accumulation Trust and of the Rochester Group of Funds, each of which is an open-end investment company.

Richard W. Gushman, II, Trustee, Age: 50, Shares Owned: None

President and Chief Executive Officer of OKOA, INC., a private Hawaii corporation involved in real estate; adviser to RAMPAC, Inc., a wholly owned subsidiary of the Bank of Hawaii, involved with commercial real estate finance; Trustee of Hawaiian Tax-Free Trust since 1992 and of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1993; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993; Member of the Boards of Aloha United Way, Downtown Improvement Association, Boys and Girls Club of Honolulu and Oceanic Cablevision, Inc.

Stanley W. Hong, Trustee, Age: 60, Shares Owned: None

President and Chief Executive Officer of The Chamber of Commerce of Hawaii since 1996; Business consultant since 1994; Senior Vice President of McCormack Properties, Ltd., 1993-1994; President and Chief Executive of the Hawaii Visitors Bureau, 1984-1993; Vice President, General Counsel and Corporate Secretary at TheoDavies & Co., Ltd., a multiple business company, 1973-1984; formerly Legislative Assistant to U.S. Senator Hiram L. Fong; member of the Boards of Directors of several community organizations; Trustee of Hawaiian Tax-Free Trust since 1992 and of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1993; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993; Director of Capital Investment of Hawaii, Inc. since 1995 (Real Estate and Wholesale Bakery); Director, Central Pacific Bank since 1995; Trustee of Nature Conservancy of Hawaii since 1990; Regent of Chaminade University of Honolulu since 1990.

Theodore T. Mason, Trustee, Age: 61, Shares Owned: None

Managing Director of EastWind Power Partners, Ltd. since 1994; Director of Cogeneration Development of Willamette Industries, Inc., a forest products company, 1991-1993; Vice President of Corporate Development of Penntech Papers, Inc., 1978-1991; Vice President of Capital Projects for the same company, 1977-1978; Vice Chairman of the Board of Trustees of CCMT since 1981; Trustee and Vice President, 1976-1981, and formerly Director of its predecessor; Director of STCM Management Company, Inc.; Vice Chairman of the Board of Trustees and Trustee of Prime Cash Fund (which is inactive) since 1982; Trustee of Short Term Asset Reserves, 1984-1986 and 1989-1996, of Hawaiian Tax-Free Trust since 1984, of Churchill Cash Reserves Trust since 1985, of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1988 and of Churchill Tax-Free Fund of Kentucky since 1992; Vice President and Trustee of Oxford Cash Management Fund, 1983-1989; Vice President of Trinity Liquid Assets Trust, 1983-1985; President and Director of Ted Mason Venture Associates, Inc., a venture capital consulting firm, 1972-1980; Advisor to the Commander, U.S. Maritime Defense Zone Atlantic, 1984-1988; National Vice President, Surface/Subsurface, Naval Reserve Association, 1985-1987; National Vice President, Budget and Finance, for the same Association, 1983-1985; Commanding Officer of four Naval Reserve Units, 1974-1985; Captain, USNR, 1978-1988.

Russell K. Okata, Trustee, Age: 52, Shares Owned: None

Executive Director, Hawaii Government Employees Association AFSCME Local 152, AFL-CIO; Trustee of Hawaiian Tax-Free Trust since 1992 and of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1993; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993; Chairman of the Royal State Insurance Group since 1988; Trustee of several charitable organizations.

Douglas Philpotts*, Trustee, Age: 65, Shares Owned: None

Retired; Director of Hawaiian Trust Company, Limited since 1986, Chairman of the Board, 1992-1994 and President, 1986-1992; Director of Victoria Ward, Limited; Trustee of Pacific Capital Tax-Free Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust and Hawaiian Tax-Free Trust since 1992; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993; Trustee of the Strong Foundation; present or former director or trustee of a number of civic and charitable organizations in Hawaii.

Oswald K. Stender, Trustee, Age: 65, Shares Owned: 2,288 Original
Shares (2)

Trustee of the Bernice Pauahi Bishop Estate since 1990; Director of Hawaiian Electric Industries, Inc., a public utility holding company, since 1993; Senior Advisor to the Trustees of The Estate of James Campbell, 1987-1989 and Chief Executive Officer, 1976-1988; Director of several housing and real estate associations; Director, member or trustee of several community organizations; Trustee of Hawaiian Tax-Free Trust since 1992 and of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1993; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993.

(2) Held under the Uniform Gifts to Minors Act for a relative.

Diana P. Herrmann, Senior Vice President, Age: 38

Senior Vice President and Secretary and formerly Vice President of the Administrator since 1986 and Director since 1984; Trustee of Tax-Free Trust of Arizona and Tax-Free Trust of Oregon since 1994 and of Churchill Tax-Free Fund of Kentucky and Churchill Cash Reserves Trust since 1995; Vice President of InCap Management Corporation since 1986 and Director since 1983; Senior Vice President or Vice President and formerly Assistant Vice President of the Money Funds since 1986; Vice-President of Prime Cash Fund (which is inactive), since 1986, of Cascades Cash Fund 1989-1994, and of Short Term Asset Management Fund, 1986-1988; Assistant Vice President of Oxford Cash Management Fund, 1986-1988; Assistant Vice President and formerly Loan Officer of European American Bank, 1981-1986; daughter of the Trust's President; Trustee of the Leopold Schepp Foundation (academic scholarships) since 1995; actively involved in mutual fund and trade associations and in college and other volunteer organizations.

William C. Wallace, Vice President, Age: 61

Vice President of Capital Cash Management Trust since 1984; Senior Vice President of Hawaiian Tax-Free Trust since 1985 and Vice President, 1984-1985; Senior Vice President of Tax-Free Trust of Arizona since 1989 and Vice President, 1986-1988; Vice President of Tax-Free Trust of Oregon since 1986, of Churchill Tax-Free Fund of Kentucky and Tax-Free Fund of Colorado since 1987, of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1988 and of Narragansett Insured Tax-Free Income Fund since 1992; Secretary and Director of STCM Management Company, Inc. since 1974; President of the Distributor since 1995 and formerly Vice President of the Distributor, 1986-1992; Member of the Panel of Arbitrators, American Arbitration Association, since 1978; Assistant Vice President, American Stock Exchange, Market Development Division, and Director of Marketing, American Gold Coin Exchange, a subsidiary of the American Stock Exchange, 1976-1984.

Charles E. Childs, III, Vice President, Age: 39

Vice President - Administration and formerly Assistant Vice President and Associate of the Administrator since 1987; Vice President or Assistant Vice President of the Money Funds since 1988; Northeastern University, 1986-1987 (M.B.A., 1987); Financial Analyst, Unisys Corporation, 1986; Associate Analyst at National Economic Research Associates, Inc. (NERA), a micro-economic consulting firm, 1979-1985.

John M. Herndon, Vice President and Assistant Secretary, Age: 57

Assistant Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1995 and Vice President of the Aquila Money-Market Funds since 1990; Vice President of the Administrator since 1990; Investment Services Consultant and Bank Services Executive of Wright Investors' Service, a registered investment adviser, 1983-1989; Member of the American Finance Association, the Western Finance Association and the Society of Quantitative Analysts.

Sherri Foster, Vice President, Age: 46

Senior Vice President of Hawaiian Tax-Free Trust since 1993, Vice President, 1988-1992 and Assistant Vice President, 1985-1988; Assistant Vice President of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1988; Registered Representative of the Distributor since 1985; Realtor-Associate of Sherrian Bender Realty, successor to John Wilson Enterprises, 1983-1994; Executive Secretary of the Hyatt Regency, Maui, 1981-1983.

Rose F. Marotta, Chief Financial Officer, Age: 72

Chief Financial Officer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1991 and Treasurer, 1981-1991; formerly Treasurer of the predecessor of CCMT; Treasurer and Director of STCM Management Company, Inc., since 1974; Treasurer of Trinity Liquid Assets Trust, 1982-1986 and of Oxford Cash Management Fund, 1982-1988; Treasurer of InCap Management Corporation since 1982, of the Administrator since 1984 and of the Distributor since 1985.

Richard F. West, Treasurer, Age: 61

Treasurer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds and of Aquila Distributors, Inc. since 1992; Associate Director of Furman Selz Incorporated, 1991-1992; Vice President of Scudder, Stevens & Clark, Inc. and Treasurer of Scudder Institutional Funds, 1989-1991; Vice President of Lazard Freres Institutional Funds Group, Treasurer of Lazard Freres Group of Investment Companies and HT Insight Funds, Inc., 1986-1988; Vice President of Lehman Management Co., Inc. and Assistant Treasurer of Lehman Money Market Funds, 1981-1985; Controller of Seligman Group of Investment Companies, 1960-1980.

Edward M. W. Hines, Secretary, Age: 57

Partner of Hollyer Brady Smith Troxell Barrett Rockett Hines & Mone LLP, attorneys, since 1989 and counsel, 1987-1989; Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1982; Secretary of Trinity Liquid Assets Trust, 1982-1985 and Trustee of that Trust, 1985-1986; Secretary of Oxford Cash Management Fund, 1982-1988.

Patricia A. Craven, Assistant Secretary & Compliance Officer, Age:
30

Assistant Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1995; Counsel to the Administrator and the Distributor since 1995; formerly a Legal Associate for Oppenheimer Management Corporation, 1993-1995.

Compensation of Trustees

     The Funds do not pay fees to Trustees affiliated with the Administrator or Adviser or to any of the Trust's officers. During the fiscal year ended March 31, 1996, CAT, TFCAT and USTCAT paid, respectively $102,486, $44,880 and $28,696, in compensation and reimbursement of expenses to its other Trustees. The Funds are among the 14 funds in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money market funds and two equity funds. The following tables list the compensation of all Trustees who received compensation from the Funds, the compensation each received during each Fund's fiscal year from all funds in the Aquilasm Group of Funds and the number of such funds. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila group.



               Compensation        Compensation        Compensation
Name           from CAT            from TFCAT          from USTCAT

Vernon R.      $7,514              $4,099              $2,136
Alden

Arthur K.      $7,467              $3,428              $2,269
Carlson

William M.     $7,106              $3,219              $2,161
Cole

Thomas W.      $8,674              $3,317              $2,200
Courtney

Richard W.     $7,437              $3,456              $2,307
Gushman

Stanley W.     $7,055              $3,375              $2,238
Hong

Theodore T.    $7,877              $3,292              $2,187
Mason

Russell K.     $7,531              $3,226              $2,165
Okata

Douglas        $2,686              $1,422              $1,093
Philpotts

Oswald K.      $6,439              $3,088              $2,026
Stender



               Compensation from        Number of Aquila Group
               from all funds in        boards on which the
Name           the Aquila Group         Trustee serves

Vernon R.      $47,210                  6
Alden

Arthur K.      $39,290                  7
Carlson

William M.     $31,403                  5
Cole

Thomas W.      $32,871                  5
Courtney

Richard W.     $23,650                  4
Gushman

Stanley W.     $23,967                  4
Hong

Theodore T.    $43,015                  8
Mason

Russell K.     $23,070                  4
Okata

Douglas        $10,307                  4
Philpotts

Oswald K.      $20,302                  4
Stender



     The Trust's Administrator is administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money market funds and two equity funds. As of September 30, 1996, these funds had aggregate assets of approximately $2.6 billion, of which approximately $700 million consisted of assets of the money market funds. The Administrator, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann (directly, through a trust and through share ownership by his wife).

     For each Fund's fiscal year ended March 31, 1996, CAT, TFCAT and USTCAT paid or accrued to the Adviser fees of $1,353,593, $394,009 and $210,982 respectively, and paid or accrued to the Administrator fees of $597,533, $152,543 and $88,287, respectively under the Advisory and Administration Agreements. For USTCAT, the Adviser waived $44,372 and the Administrator waived $14,790 of such fees.

     The Distributor currently handles the distribution of the shares of fourteen funds (six money market funds, seven tax-free municipal bond funds and two equity funds) including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. All of the shares of the Distributor are owned by Mr. Herrmann.

     At the date of this proxy statement, there is a proposed transaction whereby all of the shares of the Distributor, which are currently owned by Mr. Herrmann, will be owned by certain directors and/or officers of the Administrator and/or the Distributor including Mr. Herrmann.

Other Information on Trustees

     The Trustees have appointed an Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons," as that term is defined in the 1940 Act. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust's internal accounting procedures and controls. The Committee held two meetings during the Trust's last fiscal year. The Board of Trustees does not have a nominating committee. During the Trust's last fiscal year, the Board of Trustees held five meetings. All Trustees were present for at least 75% of the total number of Board meetings and Audit Committee Meetings (if such Trustee was a member of that Committee).

                    RATIFICATION OR REJECTION
                         OF SELECTION OF
                      INDEPENDENT AUDITORS
                        (Proposal No. 1)

     KPMG Peat Marwick LLP, which is currently serving as the Trust's auditors, has been selected by the Trust's Board of Trustees, including a majority of the Independent Trustees, as the Trust's independent auditors for the fiscal year ending March 31, 1997. Such selection is submitted to the shareholders for ratification or rejection.

     The firm has no direct or indirect financial interest in the Trust, the Trust's Adviser or the Trust's Administrator. It is expected that representatives of the firm not will be present at the meeting but will be available should any matter arise requiring their presence.

                           RECEIPT OF
                      SHAREHOLDER PROPOSALS

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Trust will so advise you.

     The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                         OTHER BUSINESS

     The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which the proxy cards entitle them to vote in accordance with their judgment on such matter or matters. That is, by signing and returning your proxy card, you give the proxy holders discretionary authority as to any such matter or matters.

                              EXHIBIT A

TOTAL NUMBER OF SHARES OUTSTANDING TOGETHER WITH THE HOLDINGS OF
SHAREHOLDERS WITH MORE THAN 5% OF THE OUTSTANDING SHARES OF THE
BUSINESS TRUST AS A WHOLE AND OF EACH OF ITS THREE PORTFOLIOS AS
                    OF JANUARY 17, 1997

                        ============


                                             Pacific Capital
                         Business Trust      Cash Assets Trust
                         Shares owned        Shares owned
                         and % of            and % of
Name and Address         total shares        total shares

Hawaiian Trust
Company, Limited,
Financial Plaza
of the Pacific,
Honolulu,                343,272,862         226,233,382
Hawaii                   (52.3%)             (53.5%)


Mercantile
Bank, N.A.,
P.O. Box 387
St. Louis,               143,249,593         131,617,918
Missouri                 (21.8%)             (31.1%)


BHC Securities Inc.,
2005 Market St.,
Philadelphia,            148,711,870         63,589,122
Pennsylvania             (22.7%)             (15.0%)


First Union
National Bank,
401 South Tryon Street,
Charlotte,               16,243,127          None
North Carolina               *


TOTAL SHARES
OUTSTANDING              656,154,884         422,858,551




                         Pacific Capital     Pacific Capital
                         Tax-Free Cash       U.S. Treasuries
                         Assets Trust        Cash Assets Trust
                         Shares owned        Shares owned
                         and % of            and % of
Name and Address         total shares        total shares

Hawaiian Trust
Company, Limited
Financial Plaza
of the Pacific
Honolulu,                61,375,988          55,663,492
Hawaii                   (58.5%)             (43.4%)


Mercantile
Bank, N.A.,
P.O. Box 387
St. Louis,                  *                9,708,030
Missouri                                     (7.6%)


BHC Securities, Inc.,
2005 Market St.,
Philadelphia,            22,295,740          62,827,008
Pennsylvania             (21.2%)             (49.0%)


First Union
National Bank,
401 South Tryon Street,
Charlotte,               16,243,127          None
North Carolina           (15.5%)


TOTAL SHARES
OUTSTANDING              105,000,069         128,296,264

*  N/A -- Less than 5% of the portfolio

IMPORTANT NOTICE
PLEASE READ
IMMEDIATELY

PACIFIC CAPITAL
CASH ASSETS TRUST

[LOGO]

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS
TO BE HELD ON MARCH 27, 1997

PROXY STATEMENT

                         PACIFIC CAPITAL
                        CASH ASSETS TRUST

          PROXY FOR SHAREHOLDERS MEETING MARCH 27, 1997

            PROXY SOLICITED ON BEHALF OF THE TRUSTEES

     The undersigned shareholder of PACIFIC CAPITAL CASH ASSETS TRUST (the "Trust") does hereby appoint LACY B. HERRMANN and EDWARD
M. W. HINES, or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of Cash Assets Trust, of which the Trust is a portfolio, to be held on March 27, 1997 at the offices of the Trust, 380 Madison Avenue, New York, NY 10017 at 10:00 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below.

     Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     Management recommends a vote FOR all nominees listed below and FOR the proposals listed below. The shares represented hereby will be voted as indicated below or FOR if no choice is indicated.

     As to any other matter said attorneys shall vote in accordance with their best judgment.


          Election of Trustees---.
                __
               [__]       FOR all nominees listed below
                __
               [__]       VOTE WITHHELD for all nominees listed
                               below

(Instructions: To withhold authority to vote for any one or more of the nominees, strike a line through the name of that nominee or the names of such nominees in the list below.)

LACY B. HERRMANN; VERNON R. ALDEN; ARTHUR K. CARLSON;
WILLIAM M. COLE; THOMAS W. COURTNEY; RICHARD W. GUSHMAN, II;
STANLEY W. HONG; THEODORE T. MASON; RUSSELL K. OKATA;
DOUGLAS PHILPOTTS; OSWALD K. STENDER;


                 Ratification of selection of KPMG Peat Marwick
                 LLP as independent auditors
                               __           __            __
(Proposal No. 1)          FOR [__] AGAINST [__]  ABSTAIN [__]


                 Dated:  ____________  ______, 1997
                            Month        Day


__________________________________
                    SIGNATURE(S)



__________________________________
                    SIGNATURE(S)

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

IMPORTANT NOTICE
PLEASE READ IMMEDIATELY


                         PACIFIC CAPITAL
                   TAX-FREE CASH ASSETS TRUST

      380 Madison Avenue, Suite 2300, New York, N.Y. 10017


                   NOTICE OF ANNUAL MEETING OF
                     SHAREHOLDERS TO BE HELD
                        on March 22, 1996

TO OUR SHAREHOLDERS:

     The purpose of this Notice is to advise you that an Annual
Meeting of the Shareholders of Pacific Capital Tax-Free Cash Assets Trust (the "Trust") will be held:

Place:         (a)  at the offices of the Trust
                    380 Madison Avenue
                    Suite 2300
                    New York, NY 10017

Time:          (b)  on March 27, 1997
                    at 10:00 a.m., local time;

Purposes:      (c)  for the following purposes:

                         (i) to elect eleven Trustees; each
                         Trustee elected will hold office until
                         the next annual meeting of the Trust's
                         shareholders or until his or her
                         successor is duly elected;

                         (ii) to ratify (that is, to approve) or
                         reject the selection of KPMG Peat Marwick
                         LLP as the Trust's independent auditors
                         for the fiscal year ending March 31, 1997
                         (Proposal No. 1); and



PLEASE NOTE:
If you do not expect to attend the Meeting, you are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, your cooperation is requested in mailing in your proxy no matter how large or small your holding may be.

                         (iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:        (d)       To vote at the Meeting, you must have
                         been a shareholder of the Trust's
                         Original Share Class or the Trust's
                         Service Share Class on the Trust's
                         records at the close of business on
                         January 17, 1997 (the "record date").
                         Also, the number of shares held by you
                         according to such records at the close of business on the record date determines the number of shares you may vote at the Meeting (or any adjourned meeting or meetings).




               By Order of the Board of Trustees,


                       EDWARD M. W. HINES
                            Secretary



February 20, 1997




                                 (ii)

                         PACIFIC CAPITAL
                   TAX-FREE CASH ASSETS TRUST

    380 Madison Avenue, Suite 2300, New York, New York 10017

                         PROXY STATEMENT


                          INTRODUCTION

     The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Pacific Capital Tax-Free Cash Assets Trust (the "Trust"). The purpose of this proxy statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make on the enclosed proxy card.

     A copy of the Trust's most recent annual report and most recent semi-annual report will be sent to you without charge upon written request to the Trust's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-228-7496 toll-free or 212-697-6666.

      The Trust's organizer and administrator (the "Administrator") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. Hawaiian Trust Company, Limited, Financial Plaza of the Pacific, P.O. Box 3170 Honolulu, Hawaii 96802 serves as the Trust's Investment Adviser.

     This Notice and Proxy Statement are first being mailed on or about February 20, 1997.

     Cash Assets Trust, a Massachusetts business trust, is a professionally managed, open-end investment company consisting of three separate funds or portfolios: Pacific Capital Cash Assets Trust ("CAT"), Pacific Capital Tax-Free Cash Assets Trust ("TFCAT" or the "Trust") and Pacific Capital U.S. Treasuries Cash Assets Trust ("USTCAT"). In this Proxy Statement "Business Trust" means Cash Assets Trust, the business trust, "Funds" means the three portfolios of the Business Trust including the Trust and the "Trust" means the Portfolio, Pacific Capital Tax-Free Cash Assets Trust. There are two classes of shares of each of the Funds:
"Service Shares" and "Original Shares."

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or, you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by striking a line through the nominee's name on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on that proposal by checking the appropriate box "For" or "Against" or instruct them not to vote your shares on a proposal by checking the "Abstain" box. If you return your signed proxy card and do not check any box on a proposal, the proxy holders will vote your shares for that proposal. Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum.

     You may end the power of the proxy holders to vote your shares after you have signed and returned your proxy card and before the power is used by (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); or (iii) voting your shares in person or by your duly appointed agent at the meeting.

     The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxy cards ("proxies") to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of these shares. The Trust will pay these firms for their out-of-pocket expenses for doing so.

     Each shareholder of the Business Trust on the record date is entitled to one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares held on the record date. The meeting will act upon certain matters that affect the Business Trust as a whole: the election of Trustees and the action on the selection of auditors (Proposal No. 1). On matters that affect the Business Trust as a whole, all shareholders of the Business Trust, including the shareholders both classes of the Trust and both classes of the other two portfolios, are entitled to vote at the meeting.

     On January 17, 1997 the total number of shares outstanding for the Business Trust as a whole, and for each of its three Funds, was as set forth in the table on Exhibit A to this Proxy Statement. Also listed on Exhibit A are the names and addresses of the holders as of that date of more than 5% of the outstanding shares of the Business Trust and of each Fund. Shareholdings are in the names of the holders listed, unless stated to be in the name of a nominee.

                      ELECTION OF TRUSTEES

     At the Meeting, eleven Trustees are to be elected. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See
"Introduction" above for information as to how you can instruct the proxy holders as to the voting of your shares as to the election of Trustees.

     Each of the nominees is presently a Trustee and was previously elected by the shareholders. Messrs. Gushman, Hong, Okata and Stender were elected by the shareholders on March 31, 1993. Each of the other nominees has been a Trustee since the beginning of the Business Trust's operations in 1984, except for Mr. Carlson, who was originally elected a Trustee at a meeting of the Board of Trustees held on October 19, 1987, Mr. Alden, who was originally elected at a meeting of the Board of Trustees held on June 12, 1989 and Mr. Philpotts, who was originally elected at a meeting of the Board of Trustees held June 6, 1992.

     On the record date the officers and Trustees of the Trust held as a group less than 1% of the outstanding voting shares of the Business Trust or the Trust. Each of the Trust's Trustees and officers holds the same position with all of the Funds, the Trust and the two other series of the Business Trust. Each of the Trust's Trustees is also a Trustee of Hawaiian Tax-Free Trust, a municipal bond mutual fund having the same Adviser and Administrator as the Trust. The beneficial ownership of shares indicated below includes voting and investment control unless otherwise indicated. Shares are given to the nearest full share. In the information below, the Trust's Administrator, Aquila Management Corporation, is referred to as the "Administrator," the Trust's Distributor, Aquila Distributors, Inc., is referred to as the "Distributor" and Hawaiian Trust Company, Limited is referred to by that name or as the "Adviser." Mr. Herrmann is an interested person of the Trust, as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), as an officer of the Trust and as a Director, officer and shareholder of the Distributor. Mr. Philpotts is an interested person of the Trust as a shareholder of the Adviser's corporate parent. They are so designated by an asterisk.

Lacy B. Herrmann*, President and Chairman of the Board of Trustees,
Age: 67, Shares Owned: 132 Original Shares and 106 Service Shares
(1)

Founder, President and Chairman of the Board of Aquila Management Corporation since 1984, the sponsoring organization and Administrator and/or Adviser or Sub-Adviser to the following open-end investment companies, and Founder, Chairman of the Board of Trustees, and President of each: Pacific Capital Cash Assets Trust since 1984; Churchill Cash Reserves Trust since 1985; Pacific Capital U.S. Treasuries Cash Assets Trust since 1988; each of which is a money market fund, and together with Capital Cash Management Trust ("CCMT") and this Trust are called the Aquila Money-Market Funds; and Hawaiian Tax-Free Trust since 1984; Tax-Free Trust of Arizona since 1986; Tax-Free Trust of Oregon since 1986; Tax-Free Fund of Colorado since 1987; Churchill Tax-Free Fund of Kentucky since 1987; Tax-Free Fund For Utah since 1992; and Narragansett Insured Tax-Free Income Fund since 1992; each of which is a tax-free municipal bond fund, and two equity funds, Aquila Rocky Mountain Equity Fund since 1993 and Aquila Cascadia Equity Fund, since 1996, which are called the Aquila Bond and Equity Funds; Vice President, Director, Secretary and formerly Treasurer of Aquila Distributors, Inc. since 1981, distributor of the above funds; President and Chairman of the Board of Trustees of CCMT, a money market fund since 1981, and an Officer and Trustee/Director of its predecessors since 1974; Chairman of the Board of Trustees and President of Prime Cash Fund (which is inactive), since 1982 and of Short Term Asset Reserves 1984-1996; President and a Director of STCM Management Company, Inc., sponsor and sub-adviser to CCMT; Chairman, President, and a Director since 1984, of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves, and Founder and Chairman of several other money market funds; Director or Trustee of OCC Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Value Fund, Inc., and Trustee of Quest For Value Accumulation Trust, The Saratoga Advantage Trust, and of the Rochester Group of Funds, each of which is an open-end investment company; Trustee of Brown University, 1990-1996 and currently Trustee Emeritus; actively involved for many years in leadership roles with university, school and charitable organizations.

(1) Held of record by the Administrator.

Vernon R. Alden, Trustee, Age: 73, Shares Owned: None

Director of Colgate Palmolive Company since 1974, Digital Equipment Corporation, a computer manufacturing corporation, since 1959, Intermet Corporation, an independent foundry, since 1986, and Sonesta International Hotels Corporation since 1978; Chairman of the Board and Executive Committee of The Boston Company, Inc., a financial services company, 1969-1978; Trustee of Tax-Free Trust of Oregon since 1988, of Hawaiian Tax-Free Trust, Pacific Capital Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1989, of Cascades Cash Fund, 1989-1994, of Narragansett Insured Tax-Free Income Fund since 1992, and of Aquila Cascadia Equity Fund since 1996; Associate Dean and member of the faculty of Harvard University Graduate School of Business Administration, 1951-1962; member of the faculty and Program Director of Harvard Business School - University of Hawaii Advanced Management Program, summer of 1959 and 1960; President of Ohio University, 1962-1969; Chairman of The Japan Society of Boston, Inc., and member of several Japan-related advisory councils; Chairman of the Massachusetts Business Development Council and the Massachusetts Foreign Business Council, 1978-1983; Trustee of the Boston Symphony Orchestra since 1975; Chairman of the Massachusetts Council on the Arts and Humanities, 1972-1984; Member of the Board of Fellows of Brown University, 1969-1986; Trustee and member of the Executive Committee, Plimoth Plantation; trustee of various other cultural and educational organizations; Honorary Consul General of the Royal Kingdom of Thailand.

Arthur K. Carlson, Trustee, Age: 75, Shares Owned: None

Retired; Advisory Director of the Renaissance Companies (design and construction companies of commercial, industrial and upscale residential properties) since 1996; Senior Vice President and Manager of the Trust Division of The Valley National Bank of Arizona, 1977-1987; Trustee of Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona and Pacific Capital Cash Assets Trust since 1987, of Pacific Capital U.S. Treasuries Cash Assets Trust since 1988 and of Aquila Rocky Mountain Equity Fund since 1993; previously Vice President of Investment Research at Citibank, New York City, and prior to that Vice President and Director of Investment Research of Irving Trust Company, New York City; past President of The New York Society of Security Analysts and currently a member of the Phoenix Society of Financial Analysts; formerly Director of the Financial Analysts Federation; past Chairman of the Board and, currently, Director of Mercy Healthcare of Arizona, Phoenix, Arizona since 1990; Director of Northern Arizona University Foundation since 1990; present or formerly an officer and/or director of various other community and professional organizations.

William M. Cole, Trustee, Age: 65, Shares Owned: None

President of Cole International, Inc., financial and shipping consultants, since 1974; President of Cole Associates, shopping center and real estate developers, 1974-1976; President of Seatrain Lines, Inc., 1970-1974; former General Partner of Jones & Thompson, international shipping brokers; Trustee of Pacific Capital Cash Assets Trust since 1984, of Hawaiian Tax-Free Trust since 1985, of Tax-Free Fund of Colorado since 1987 and of Pacific Capital U.S. Treasuries Cash Assets Trust since 1988; Chairman of Cole Group, a financial consulting and real estate firm, since 1985.

Thomas W. Courtney, C.F.A., Trustee, Age: 63, Shares Owned: None

President of Courtney Associates, Inc., a venture capital firm, since 1988; General Partner of Trivest Venture Fund, 1983-1988; President of Federated Investment Counseling Inc., 1975-1982; President of Boston Company Institutional Investors, Inc., 1970-1975; formerly a Director of the Financial Analysts Federation; Trustee of Hawaiian Tax-Free Trust and Pacific Capital Cash Assets Trust since 1984, of Tax-Free Trust of Arizona since 1986 and of Pacific Capital U.S. Treasuries Cash Assets Trust since 1988; Director or Trustee of OCC Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Value Fund, Inc., and Trustee of Quest For Value Accumulation Trust and of the Rochester Group of Funds, each of which is an open-end investment company.

Richard W. Gushman, II, Trustee, Age: 50, Shares Owned: None

President and Chief Executive Officer of OKOA, INC., a private Hawaii corporation involved in real estate; adviser to RAMPAC, Inc., a wholly owned subsidiary of the Bank of Hawaii, involved with commercial real estate finance; Trustee of Hawaiian Tax-Free Trust since 1992 and of Pacific Capital Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1993; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993; Member of the Boards of Aloha United Way, Downtown Improvement Association, Boys and Girls Club of Honolulu and Oceanic Cablevision, Inc.

Stanley W. Hong, Trustee, Age: 60, Shares Owned: None

President and Chief Executive Officer of The Chamber of Commerce of Hawaii since 1996; Business consultant since 1994; Senior Vice President of McCormack Properties, Ltd., 1993-1994; President and Chief Executive of the Hawaii Visitors Bureau, 1984-1993; Vice President, General Counsel and Corporate Secretary at TheoDavies & Co., Ltd., a multiple business company, 1973-1984; formerly Legislative Assistant to U.S. Senator Hiram L. Fong; member of the Boards of Directors of several community organizations; Trustee of Hawaiian Tax-Free Trust since 1992 and of Pacific Capital Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1993; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993; Director of Capital Investment of Hawaii, Inc. since 1995 (Real Estate and Wholesale Bakery); Director, Central Pacific Bank since 1995; Trustee of Nature Conservancy of Hawaii since 1990; Regent of Chaminade University of Honolulu since 1990.

Theodore T. Mason, Trustee, Age: 61, Shares Owned: None

Managing Director of EastWind Power Partners, Ltd. since 1994; Director of Cogeneration Development of Willamette Industries, Inc., a forest products company, 1991-1993; Vice President of Corporate Development of Penntech Papers, Inc., 1978-1991; Vice President of Capital Projects for the same company, 1977-1978; Vice Chairman of the Board of Trustees of CCMT since 1981; Trustee and Vice President, 1976-1981, and formerly Director of its predecessor; Director of STCM Management Company, Inc.; Vice Chairman of the Board of Trustees and Trustee of Prime Cash Fund (which is inactive) since 1982; Trustee of Short Term Asset Reserves, 1984-1986 and 1989-1996, of Hawaiian Tax-Free Trust and Pacific Capital Cash Assets Trust since 1984, of Churchill Cash Reserves Trust since 1985, of Pacific Capital U.S. Treasuries Cash Assets Trust since 1988 and of Churchill Tax-Free Fund of Kentucky since 1992; Vice President and Trustee of Oxford Cash Management Fund, 1983-1989; Vice President of Trinity Liquid Assets Trust, 1983-1985; President and Director of Ted Mason Venture Associates, Inc., a venture capital consulting firm, 1972-1980; Advisor to the Commander, U.S. Maritime Defense Zone Atlantic, 1984-1988; National Vice President, Surface/Subsurface, Naval Reserve Association, 1985-1987; National Vice President, Budget and Finance, for the same Association, 1983-1985; Commanding Officer of four Naval Reserve Units, 1974-1985; Captain, USNR, 1978-1988.

Russell K. Okata, Trustee, Age: 52, Shares Owned: None

Executive Director, Hawaii Government Employees Association AFSCME Local 152, AFL-CIO; Trustee of Hawaiian Tax-Free Trust since 1992 and of Pacific Capital Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1993; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993; Chairman of the Royal State Insurance Group since 1988; Trustee of several charitable organizations.

Douglas Philpotts*, Trustee, Age: 65, Shares Owned: 1,410 Original
Shares

Retired; Director of Hawaiian Trust Company, Limited since 1986, Chairman of the Board, 1992-1994 and President, 1986-1992; Director of Victoria Ward, Limited; Trustee of Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust and Hawaiian Tax-Free Trust since 1992; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993; Trustee of the Strong Foundation; present or former director or trustee of a number of civic and charitable organizations in Hawaii.

Oswald K. Stender, Trustee, Age: 65, Shares Owned: 2,179 (2)

Trustee of the Bernice Pauahi Bishop Estate since 1990; Director of Hawaiian Electric Industries, Inc., a public utility holding company, since 1993; Senior Advisor to the Trustees of The Estate of James Campbell, 1987-1989 and Chief Executive Officer, 1976-1988; Director of several housing and real estate associations; Director, member or trustee of several community organizations; Trustee of Hawaiian Tax-Free Trust since 1992 and of Pacific Capital Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1993; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993.

(2) Held under the Uniform Gifts to Minors Act for a relative.

Diana P. Herrmann, Senior Vice President, Age: 38

Senior Vice President and Secretary and formerly Vice President of the Administrator since 1986 and Director since 1984; Trustee of Tax-Free Trust of Arizona and Tax-Free Trust of Oregon since 1994 and of Churchill Tax-Free Fund of Kentucky and Churchill Cash Reserves Trust since 1995; Vice President of InCap Management Corporation since 1986 and Director since 1983; Senior Vice President or Vice President and formerly Assistant Vice President of the Money Funds since 1986; Vice-President of Prime Cash Fund (which is inactive), since 1986, of Cascades Cash Fund 1989-1994, and of Short Term Asset Management Fund, 1986-1988; Assistant Vice President of Oxford Cash Management Fund, 1986-1988; Assistant Vice President and formerly Loan Officer of European American Bank, 1981-1986; daughter of the Trust's President; Trustee of the Leopold Schepp Foundation (academic scholarships) since 1995; actively involved in mutual fund and trade associations and in college and other volunteer organizations.

William C. Wallace, Vice President, Age: 61

Vice President of Capital Cash Management Trust and Pacific Capital Cash Assets Trust since 1984; Senior Vice President of Hawaiian Tax-Free Trust since 1985 and Vice President, 1984-1985; Senior Vice President of Tax-Free Trust of Arizona since 1989 and Vice President, 1986-1988; Vice President of Tax-Free Trust of Oregon since 1986, of Churchill Tax-Free Fund of Kentucky and Tax-Free Fund of Colorado since 1987, of Pacific Capital U.S. Treasuries Cash Assets Trust since 1988 and of Narragansett Insured Tax-Free Income Fund since 1992; Secretary and Director of STCM Management Company, Inc. since 1974; President of the Distributor since 1995 and formerly Vice President of the Distributor, 1986-1992; Member of the Panel of Arbitrators, American Arbitration Association, since 1978; Assistant Vice President, American Stock Exchange, Market Development Division, and Director of Marketing, American Gold Coin Exchange, a subsidiary of the American Stock Exchange, 1976-1984.

Charles E. Childs, III, Vice President, Age: 39

Vice President - Administration and formerly Assistant Vice President and Associate of the Administrator since 1987; Vice President or Assistant Vice President of the Money Funds since 1988; Northeastern University, 1986-1987 (M.B.A., 1987); Financial Analyst, Unisys Corporation, 1986; Associate Analyst at National Economic Research Associates, Inc. (NERA), a micro-economic consulting firm, 1979-1985.

John M. Herndon, Vice President and Assistant Secretary, Age: 57

Assistant Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1995 and Vice President of the Aquila Money-Market Funds since 1990; Vice President of the Administrator since 1990; Investment Services Consultant and Bank Services Executive of Wright Investors' Service, a registered investment adviser, 1983-1989; Member of the American Finance Association, the Western Finance Association and the Society of Quantitative Analysts.

Sherri Foster, Vice President, Age: 46

Senior Vice President of Hawaiian Tax-Free Trust since 1993, Vice President, 1988-1992 and Assistant Vice President, 1985-1988; Assistant Vice President of Pacific Capital Cash Assets Trust since 1985 and of Pacific Capital U.S. Treasuries Cash Assets Trust since 1988; Registered Representative of the Distributor since 1985; Realtor-Associate of Sherrian Bender Realty, successor to John Wilson Enterprises, 1983-1994; Executive Secretary of the Hyatt Regency, Maui, 1981-1983.

Rose F. Marotta, Chief Financial Officer, Age: 72

Chief Financial Officer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1991 and Treasurer, 1981-1991; formerly Treasurer of the predecessor of CCMT; Treasurer and Director of STCM Management Company, Inc., since 1974; Treasurer of Trinity Liquid Assets Trust, 1982-1986 and of Oxford Cash Management Fund, 1982-1988; Treasurer of InCap Management Corporation since 1982, of the Administrator since 1984 and of the Distributor since 1985.

Richard F. West, Treasurer, Age: 61

Treasurer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds and of Aquila Distributors, Inc. since 1992; Associate Director of Furman Selz Incorporated, 1991-1992; Vice President of Scudder, Stevens & Clark, Inc. and Treasurer of Scudder Institutional Funds, 1989-1991; Vice President of Lazard Freres Institutional Funds Group, Treasurer of Lazard Freres Group of Investment Companies and HT Insight Funds, Inc., 1986-1988; Vice President of Lehman Management Co., Inc. and Assistant Treasurer of Lehman Money Market Funds, 1981-1985; Controller of Seligman Group of Investment Companies, 1960-1980.

Edward M. W. Hines, Secretary, Age: 57

Partner of Hollyer Brady Smith Troxell Barrett Rockett Hines & Mone LLP, attorneys, since 1989 and counsel, 1987-1989; Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1982; Secretary of Trinity Liquid Assets Trust, 1982-1985 and Trustee of that Trust, 1985-1986; Secretary of Oxford Cash Management Fund, 1982-1988.

Patricia A. Craven, Assistant Secretary & Compliance Officer, Age:
30

Assistant Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1995; Counsel to the Administrator and the Distributor since 1995; formerly a Legal Associate for Oppenheimer Management Corporation, 1993-1995.

Compensation of Trustees

     The Funds do not pay fees to Trustees affiliated with the Administrator or Adviser or to any of the Trust's officers. During the fiscal year ended March 31, 1996, CAT, TFCAT and USTCAT paid, respectively $102,486, $44,880 and $28,696, in compensation and reimbursement of expenses to its other Trustees. The Funds are among the 14 funds in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money market funds and two equity funds. The following tables list the compensation of all Trustees who received compensation from the Funds, the compensation each received during each Fund's fiscal year from all funds in the Aquilasm Group of Funds and the number of such funds. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila group.


                  Compensation        Compensation        Compensation
Name              from CAT            from TFCAT          from USTCAT

Vernon R.         $7,514              $4,099              $2,136
Alden

Arthur K.         $7,467              $3,428              $2,269
Carlson

William M.        $7,106              $3,219              $2,161
Cole

Thomas W.         $8,674              $3,317              $2,200
Courtney

Richard W.        $7,437              $3,456              $2,307
Gushman

Stanley W.        $7,055              $3,375              $2,238
Hong

Theodore T.       $7,877              $3,292              $2,187
Mason

Russell K.        $7,531              $3,226              $2,165
Okata

Douglas           $2,686              $1,422              $1,093
Philpotts

Oswald K.         $6,439              $3,088              $2,026
Stender


                  Compensation from        Number of Aquila Group
                  from all funds in        boards on which the
Name              the Aquila Group         Trustee serves

Vernon R.         $47,210                  6
Alden

Arthur K.         $39,290                  7
Carlson

William M.        $31,403                  5
Cole

Thomas W.         $32,871                  5
Courtney

Richard W.        $23,650                  4
Gushman

Stanley W.        $23,967                  4
Hong

Theodore T.       $43,015                  8
Mason

Russell K.        $23,070                  4
Okata

Douglas           $10,307                  4
Philpotts

Oswald K.         $20,302                  4
Stender



     The Trust's Administrator is administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money market funds and two equity funds. As of September 30, 1996, these funds had aggregate assets of approximately $2.6 billion, of which approximately $700 million consisted of assets of the money market funds. The Administrator, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann (directly, through a trust and through share ownership by his wife). See the Additional Statement for information on Mr. Herrmann.

     For each Fund's fiscal year ended March 31, 1996, CAT, TFCAT and USTCAT paid or accrued to the Adviser fees of $1,353,593, $394,009 and $210,982 respectively, and paid or accrued to the Administrator fees of $597,533, $152,543 and $88,287, respectively under the Advisory and Administration Agreements. For USTCAT, the Adviser waived $44,372 and the Administrator waived $14,790 of such fees.

     The Distributor currently handles the distribution of the shares of fourteen funds (six money market funds, seven tax-free municipal bond funds and two equity funds) including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. All of the shares of the Distributor are owned by Mr. Herrmann.

     At the date of this proxy statement, there is a proposed transaction whereby all of the shares of the Distributor, which are currently owned by Mr. Herrmann, will be owned by certain directors and/or officers of the Administrator and/or the Distributor including Mr. Herrmann.

Other Information on Trustees

     The Trustees have appointed an Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons," as that term is defined in the 1940 Act. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust's internal accounting procedures and controls. The Committee held two meetings during the Trust's last fiscal year. The Board of Trustees does not have a nominating committee. During the Trust's last fiscal year, the Board of Trustees held five meetings. All Trustees were present for at least 75% of the total number of Board meetings and Audit Committee Meetings (if such Trustee was a member of that Committee).

                    RATIFICATION OR REJECTION
                         OF SELECTION OF
                      INDEPENDENT AUDITORS
                        (Proposal No. 1)

     KPMG Peat Marwick LLP, which is currently serving as the Trust's auditors, has been selected by the Trust's Board of Trustees, including a majority of the Independent Trustees, as the Trust's independent auditors for the fiscal year ending March 31, 1997. Such selection is submitted to the shareholders for ratification or rejection.

     The firm has no direct or indirect financial interest in the Trust, the Trust's Adviser or the Trust's Administrator. It is expected that representatives of the firm not will be present at the meeting but will be available should any matter arise requiring their presence.


                           RECEIPT OF
                      SHAREHOLDER PROPOSALS

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Trust will so advise you.

     The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                         OTHER BUSINESS

     The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which the proxy cards entitle them to vote in accordance with their judgment on such matter or matters. That is, by signing and returning your proxy card, you give the proxy holders discretionary authority as to any such matter or matters.

                              EXHIBIT A

TOTAL NUMBER OF SHARES OUTSTANDING TOGETHER WITH THE HOLDINGS OF
SHAREHOLDERS WITH MORE THAN 5% OF THE OUTSTANDING SHARES OF THE
BUSINESS TRUST AS A WHOLE AND OF EACH OF ITS THREE PORTFOLIOS AS
                    OF JANUARY 17, 1997

                        ============

                                             Pacific Capital
                         Business Trust      Cash Assets Trust
                         Shares owned        Shares owned
                         and % of            and % of
Name and Address         total shares        total shares

Hawaiian Trust
Company, Limited,
Financial Plaza
of the Pacific,
Honolulu,                343,272,862         226,233,382
Hawaii                   (52.3%)             (53.5%)


Mercantile
Bank, N.A.,
P.O. Box 387
St. Louis,               143,249,593         131,617,918
Missouri                 (21.8%)             (31.1%)


BHC Securities Inc.,
2005 Market St.,
Philadelphia,            148,711,870         63,589,122
Pennsylvania             (22.7%)             (15.0%)


First Union
National Bank,
401 South Tryon Street,
Charlotte,               16,243,127          None
North Carolina               *


TOTAL SHARES
OUTSTANDING              656,154,884         422,858,551





                         Pacific Capital     Pacific Capital
                         Tax-Free Cash       U.S. Treasuries
                         Assets Trust        Cash Assets Trust
                         Shares owned        Shares owned
                         and % of            and % of
Name and Address         total shares        total shares

Hawaiian Trust
Company, Limited
Financial Plaza
of the Pacific
Honolulu,                61,375,988          55,663,492
Hawaii                   (58.5%)             (43.4%)


Mercantile
Bank, N.A.,
P.O. Box 387
St. Louis,                  *                9,708,030
Missouri                                     (7.6%)


BHC Securities, Inc.,
2005 Market St.,
Philadelphia,            22,295,740          62,827,008
Pennsylvania             (21.2%)             (49.0%)


First Union
National Bank,
401 South Tryon Street,
Charlotte,               16,243,127          None
North Carolina           (15.5%)


TOTAL SHARES
OUTSTANDING              105,000,069         128,296,264

*  N/A -- Less than 5% of the portfolio

IMPORTANT NOTICE
PLEASE READ
IMMEDIATELY

PACIFIC CAPITAL
TAX-FREE
CASH ASSETS TRUST

[LOGO]

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS
TO BE HELD ON MARCH 27, 1997

PROXY STATEMENT

                         PACIFIC CAPITAL
                   TAX-FREE CASH ASSETS TRUST

          PROXY FOR SHAREHOLDERS MEETING MARCH 27, 1997

            PROXY SOLICITED ON BEHALF OF THE TRUSTEES

     The undersigned shareholder of PACIFIC CAPITAL TAX-FREE CASH ASSETS TRUST (the "Trust") does hereby appoint LACY B. HERRMANN and EDWARD M. W. HINES, or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of Cash Assets Trust, of which the Trust is a portfolio, to be held on March 27, 1997 at the offices of the Trust, 380 Madison Avenue, New York, NY 10017 at 10:00 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below.

     Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     Management recommends a vote FOR all nominees listed below and FOR the proposals listed below. The shares represented hereby will be voted as indicated below or FOR if no choice is indicated.

     As to any other matter said attorneys shall vote in accordance with their best judgment.


          Election of Trustees---.
                __
               [__]       FOR all nominees listed below
                __
               [__]       VOTE WITHHELD for all nominees listed
                               below

(Instructions: To withhold authority to vote for any one or more of the nominees, strike a line through the name of that nominee or the names of such nominees in the list below.)

LACY B. HERRMANN; VERNON R. ALDEN; ARTHUR K. CARLSON;
WILLIAM M. COLE; THOMAS W. COURTNEY; RICHARD W. GUSHMAN, II;
STANLEY W. HONG; THEODORE T. MASON; RUSSELL K. OKATA;
DOUGLAS PHILPOTTS; OSWALD K. STENDER;


                 Ratification of selection of KPMG Peat Marwick
                 LLP as independent auditors
                              __           __            __
(Proposal No. 1)          FOR [__] AGAINST [__]  ABSTAIN [__]


                 Dated:  ____________  ______, 1997
                            Month        Day


_________________________________
SIGNATURE(S)


__________________________________
                                                       SIGNATURE(S)

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

IMPORTANT NOTICE
PLEASE READ IMMEDIATELY


                         PACIFIC CAPITAL
                U.S. TREASURIES CASH ASSETS TRUST

      380 Madison Avenue, Suite 2300, New York, N.Y. 10017


                   NOTICE OF ANNUAL MEETING OF
                     SHAREHOLDERS TO BE HELD
                        on March 27, 1997

TO OUR SHAREHOLDERS:

      The purpose of this Notice is to advise you that an Annual
Meeting of the Shareholders of Pacific Capital U.S Treasuries Cash Assets Trust (the "Trust") will be held:

Place:    (a)       at the offices of the Trust
                    380 Madison Avenue
                    Suite 2300
                    New York, NY 10017

Time:          (b)  on March 27, 1997
                    at 10:00 a.m., local time;

Purposes:      (c)  for the following purposes:

                         (i) to elect eleven Trustees; each
                         Trustee elected will hold office until
                         the next annual meeting of the Trust's
                         shareholders or until his or her
                         successor is duly elected;

                         (ii) to ratify (that is, to approve) or
                         reject the selection of KPMG Peat Marwick
                         LLP as the Trust's independent auditors
                         for the fiscal year ending March 31, 1997
                         (Proposal No. 1); and




PLEASE NOTE:
If you do not expect to attend the Meeting, you are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, your cooperation is requested in mailing in your proxy no matter how large or small your holding may be.

                              (iv) to act upon any other matters
                              which may properly come before the
                              Meeting at the scheduled time and
                              place or any adjourned meeting or
                              meetings.

Who Can
Vote What
Shares:        (d)       To vote at the Meeting, you must have
                         been a shareholder of the Trust's
                         Original Share Class or the Trust's
                         Service Share Class on the Trust's
                         records at the close of business on
                         January 17, 1997 (the "record date").
                         Also, the number of shares held by you
                         according to such records at the close of business on the record date determines the number of shares you may vote at the Meeting (or any adjourned meeting or meetings).




               By Order of the Board of Trustees,


                       EDWARD M. W. HINES
                            Secretary



February 20, 1997




                                 (ii)

                         PACIFIC CAPITAL
                U.S.TREASURIES CASH ASSETS TRUST

    380 Madison Avenue, Suite 2300, New York, New York 10017

                         PROXY STATEMENT

                          INTRODUCTION

     The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Pacific Capital U.S. Treasuries Cash Assets Trust (the "Trust"). The purpose of this proxy statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make on the enclosed proxy card.

     A copy of the Trust's most recent annual report and most recent semi-annual report will be sent to you without charge upon written request to the Trust's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-228-7496 toll-free or 212-697-6666.

      The Trust's organizer and administrator (the "Administrator") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. Hawaiian Trust Company, Limited, Financial Plaza of the Pacific, P.O. Box 3170 Honolulu, Hawaii 96802 serves as the Trust's Investment Adviser.

     This Notice and Proxy Statement are first being mailed on or about February 20, 1997.

     Cash Assets Trust, a Massachusetts business trust, is a professionally managed, open-end investment company consisting of three separate portfolios: Pacific Capital Cash Assets Trust ("CAT"), Pacific Capital Tax-Free Cash Assets Trust ("TFCAT") and Pacific Capital U.S. Treasuries Cash Assets Trust ("USTCAT" or the "Trust"). In this Proxy Statement the "Business Trust" means Cash Assets Trust, the business trust, the "Funds" means the three portfolios of the Business Trust, including the Trust, and the "Trust" means the Portfolio, Pacific Capital U.S. Treasuries Cash Assets Trust. There are two classes of shares of each of the Funds:
"Service Shares" and "Original Shares."

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or, you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by striking a line through the nominee's name on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on that proposal by checking the appropriate box "For" or "Against" or instruct them not to vote your shares on a proposal by checking the "Abstain" box. If you return your signed proxy card and do not check any box on a proposal, the proxy holders will vote your shares for that proposal. Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum.

     You may end the power of the proxy holders to vote your shares after you have signed and returned your proxy card and before the power is used by (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); or (iii) voting your shares in person or by your duly appointed agent at the meeting.

     The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxy cards ("proxies") to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of these shares. The Trust will pay these firms for their out-of-pocket expenses for doing so.

     Each shareholder of the Business Trust on the record date is entitled to one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares held on the record date. The meeting will act upon certain matters that affect the Business Trust as a whole: the election of Trustees and the action on the selection of auditors (Proposal No. 1). On matters that affect the Business Trust as a whole, all shareholders of the Business Trust, including the shareholders both classes of the Trust and both classes of the other two portfolios, are entitled to vote at the meeting.

     On January 17, 1997 the total number of shares outstanding for the Business Trust as a whole, and for each of the three Funds, was as set forth in the table on Exhibit A to this Proxy Statement. Also listed on Exhibit A are the names and addresses of the holders as of that date of more than 5% of the outstanding shares of the Business Trust and of each Fund. Shareholdings are in the names of the holders listed, unless stated to be in the name of a nominee.

                      ELECTION OF TRUSTEES

     At the Meeting, eleven Trustees are to be elected. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See
"Introduction" above for information as to how you can instruct the proxy holders as to the voting of your shares as to the election of Trustees.

     Each of the nominees is presently a Trustee and was previously elected by the shareholders. Messrs. Gushman, Hong, Okata and Stender were elected by the shareholders on March 31, 1993. Each of the other nominees has been a Trustee since the beginning of the Business Trust's operations in 1984, except for Mr. Carlson, who was originally elected a Trustee at a meeting of the Board of Trustees held on October 19, 1987, Mr. Alden, who was originally elected at a meeting of the Board of Trustees held on June 12, 1989 and Mr. Philpotts, who was originally elected at a meeting of the Board of Trustees held June 6, 1992.

     On the record date the officers and Trustees of the Trust held as a group less than 1% of the outstanding voting shares of the Business Trust or the Trust. Each of the Trust's Trustees and officers holds the same position with all of the Funds, the Trust and the two other series of the Business Trust. Each of the Trust's Trustees is also a Trustee of Hawaiian Tax-Free Trust, a municipal bond mutual fund having the same Adviser and Administrator as the Trust. The beneficial ownership of shares indicated below includes voting and investment control unless otherwise indicated. Shares are given to the nearest full share. In the information below, the Trust's Administrator, Aquila Management Corporation, is referred to as the "Administrator," the Trust's Distributor, Aquila Distributors, Inc., is referred to as the "Distributor" and Hawaiian Trust Company, Limited is referred to by that name or as the "Adviser." Mr. Herrmann is an interested person of the Trust, as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), as an officer of the Trust and as a Director, officer and shareholder of the Distributor). Mr. Philpotts is an interested person of the Trust as a shareholder of the Adviser's corporate parent. They are so designated by an asterisk.

Lacy B. Herrmann*, President and Chairman of the Board of Trustees,
Age: 67, Shares Owned: 110 Service Shares (1)

Founder, President and Chairman of the Board of Aquila Management Corporation since 1984, the sponsoring organization and Administrator and/or Adviser or Sub-Adviser to the following open-end investment companies, and Founder, Chairman of the Board of Trustees, and President of each: Pacific Capital Cash Assets Trust since 1984; Churchill Cash Reserves Trust since 1985; Pacific Capital Tax-Free Cash Assets Trust since 1988; each of which is a money market fund, and together with Capital Cash Management Trust ("CCMT") and this Trust are called the Aquila Money-Market Funds; and Hawaiian Tax-Free Trust since 1984; Tax-Free Trust of Arizona since 1986; Tax-Free Trust of Oregon since 1986; Tax-Free Fund of Colorado since 1987; Churchill Tax-Free Fund of Kentucky since 1987; Tax-Free Fund For Utah since 1992; and Narragansett Insured Tax-Free Income Fund since 1992; each of which is a tax-free municipal bond fund, and two equity funds, Aquila Rocky Mountain Equity Fund since 1993 and Aquila Cascadia Equity Fund, since 1996, which are called the Aquila Bond and Equity Funds; Vice President, Director, Secretary and formerly Treasurer of Aquila Distributors, Inc. since 1981, distributor of the above funds; President and Chairman of the Board of Trustees of CCMT, a money market fund since 1981, and an Officer and Trustee/Director of its predecessors since 1974; Chairman of the Board of Trustees and President of Prime Cash Fund (which is inactive), since 1982 and of Short Term Asset Reserves 1984-1996; President and a Director of STCM Management Company, Inc., sponsor and sub-adviser to CCMT; Chairman, President, and a Director since 1984, of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves, and Founder and Chairman of several other money market funds; Director or Trustee of OCC Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Value Fund, Inc., and Trustee of Quest For Value Accumulation Trust, The Saratoga Advantage Trust, and of the Rochester Group of Funds, each of which is an open-end investment company; Trustee of Brown University, 1990-1996 and currently Trustee Emeritus; actively involved for many years in leadership roles with university, school and charitable organizations.

(1) Held of record by the Administrator.

Vernon R. Alden, Trustee, Age: 73, Shares Owned: None

Director of Colgate Palmolive Company since 1974, Digital Equipment Corporation, a computer manufacturing corporation, since 1959, Intermet Corporation, an independent foundry, since 1986, and Sonesta International Hotels Corporation since 1978; Chairman of the Board and Executive Committee of The Boston Company, Inc., a financial services company, 1969-1978; Trustee of Tax-Free Trust of Oregon since 1988, of Hawaiian Tax-Free Trust, Pacific Capital Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust since 1989, of Cascades Cash Fund, 1989-1994, of Narragansett Insured Tax-Free Income Fund since 1992, and of Aquila Cascadia Equity Fund since 1996; Associate Dean and member of the faculty of Harvard University Graduate School of Business Administration, 1951-1962; member of the faculty and Program Director of Harvard Business School - University of Hawaii Advanced Management Program, summer of 1959 and 1960; President of Ohio University, 1962-1969; Chairman of The Japan Society of Boston, Inc., and member of several Japan-related advisory councils; Chairman of the Massachusetts Business Development Council and the Massachusetts Foreign Business Council, 1978-1983; Trustee of the Boston Symphony Orchestra since 1975; Chairman of the Massachusetts Council on the Arts and Humanities, 1972-1984; Member of the Board of Fellows of Brown University, 1969-1986; Trustee and member of the Executive Committee, Plimoth Plantation; trustee of various other cultural and educational organizations; Honorary Consul General of the Royal Kingdom of Thailand.

Arthur K. Carlson, Trustee, Age: 75, Shares Owned: None

Retired; Advisory Director of the Renaissance Companies (design and construction companies of commercial, industrial and upscale residential properties) since 1996; Senior Vice President and Manager of the Trust Division of The Valley National Bank of Arizona, 1977-1987; Trustee of Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona and Pacific Capital Cash Assets Trust since 1987, of Pacific Capital Tax-Free Cash Assets Trust since 1988 and of Aquila Rocky Mountain Equity Fund since 1993; previously Vice President of Investment Research at Citibank, New York City, and prior to that Vice President and Director of Investment Research of Irving Trust Company, New York City; past President of The New York Society of Security Analysts and currently a member of the Phoenix Society of Financial Analysts; formerly Director of the Financial Analysts Federation; past Chairman of the Board and, currently, Director of Mercy Healthcare of Arizona, Phoenix, Arizona since 1990; Director of Northern Arizona University Foundation since 1990; present or formerly an officer and/or director of various other community and professional organizations.

William M. Cole, Trustee, Age: 65, Shares Owned: None

President of Cole International, Inc., financial and shipping consultants, since 1974; President of Cole Associates, shopping center and real estate developers, 1974-1976; President of Seatrain Lines, Inc., 1970-1974; former General Partner of Jones & Thompson, international shipping brokers; Trustee of Pacific Capital Cash Assets Trust since 1984, of Hawaiian Tax-Free Trust since 1985, of Tax-Free Fund of Colorado since 1987 and of Pacific Capital Tax-Free Cash Assets Trust since 1988; Chairman of Cole Group, a financial consulting and real estate firm, since 1985.

Thomas W. Courtney, C.F.A., Trustee, Age: 63, Shares Owned: None

President of Courtney Associates, Inc., a venture capital firm, since 1988; General Partner of Trivest Venture Fund, 1983-1988; President of Federated Investment Counseling Inc., 1975-1982; President of Boston Company Institutional Investors, Inc., 1970-1975; formerly a Director of the Financial Analysts Federation; Trustee of Hawaiian Tax-Free Trust and Pacific Capital Cash Assets Trust since 1984, of Tax-Free Trust of Arizona since 1986 and of Pacific Capital Tax-Free Cash Assets Trust since 1988; Director or Trustee of OCC Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Value Fund, Inc., and Trustee of Quest For Value Accumulation Trust and of the Rochester Group of Funds, each of which is an open-end investment company.

Richard W. Gushman, II, Trustee, Age: 50, Shares Owned: None

President and Chief Executive Officer of OKOA, INC., a private Hawaii corporation involved in real estate; adviser to RAMPAC, Inc., a wholly owned subsidiary of the Bank of Hawaii, involved with commercial real estate finance; Trustee of Hawaiian Tax-Free Trust since 1992 and of Pacific Capital Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust since 1993; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993; Member of the Boards of Aloha United Way, Downtown Improvement Association, Boys and Girls Club of Honolulu and Oceanic Cablevision, Inc.

Stanley W. Hong, Trustee, Age: 60, Shares Owned: None

President and Chief Executive Officer of The Chamber of Commerce of Hawaii since 1996; Business consultant since 1994; Senior Vice President of McCormack Properties, Ltd., 1993-1994; President and Chief Executive of the Hawaii Visitors Bureau, 1984-1993; Vice President, General Counsel and Corporate Secretary at TheoDavies & Co., Ltd., a multiple business company, 1973-1984; formerly Legislative Assistant to U.S. Senator Hiram L. Fong; member of the Boards of Directors of several community organizations; Trustee of Hawaiian Tax-Free Trust since 1992 and of Pacific Capital Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust since 1993; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993; Director of Capital Investment of Hawaii, Inc. since 1995 (Real Estate and Wholesale Bakery); Director, Central Pacific Bank since 1995; Trustee of Nature Conservancy of Hawaii since 1990; Regent of Chaminade University of Honolulu since 1990.

Theodore T. Mason, Trustee, Age: 61, Shares Owned: None

Managing Director of EastWind Power Partners, Ltd. since 1994; Director of Cogeneration Development of Willamette Industries, Inc., a forest products company, 1991-1993; Vice President of Corporate Development of Penntech Papers, Inc., 1978-1991; Vice President of Capital Projects for the same company, 1977-1978; Vice Chairman of the Board of Trustees of CCMT since 1981; Trustee and Vice President, 1976-1981, and formerly Director of its predecessor; Director of STCM Management Company, Inc.; Vice Chairman of the Board of Trustees and Trustee of Prime Cash Fund (which is inactive) since 1982; Trustee of Short Term Asset Reserves, 1984-1986 and 1989-1996, of Hawaiian Tax-Free Trust and Pacific Capital Cash Assets Trust since 1984, of Churchill Cash Reserves Trust since 1985, of Pacific Capital Tax-Free Cash Assets Trust since 1988 and of Churchill Tax-Free Fund of Kentucky since 1992; Vice President and Trustee of Oxford Cash Management Fund, 1983-1989; Vice President of Trinity Liquid Assets Trust, 1983-1985; President and Director of Ted Mason Venture Associates, Inc., a venture capital consulting firm, 1972-1980; Advisor to the Commander, U.S. Maritime Defense Zone Atlantic, 1984-1988; National Vice President, Surface/Subsurface, Naval Reserve Association, 1985-1987; National Vice President, Budget and Finance, for the same Association, 1983-1985; Commanding Officer of four Naval Reserve Units, 1974-1985; Captain, USNR, 1978-1988.

Russell K. Okata, Trustee, Age: 52, Shares Owned: None

Executive Director, Hawaii Government Employees Association AFSCME Local 152, AFL-CIO; Trustee of Hawaiian Tax-Free Trust since 1992 and of Pacific Capital Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust since 1993; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993; Chairman of the Royal State Insurance Group since 1988; Trustee of several charitable organizations.

Douglas Philpotts*, Trustee, Age: 65, Shares Owned: None

Retired; Director of Hawaiian Trust Company, Limited since 1986, Chairman of the Board, 1992-1994 and President, 1986-1992; Director of Victoria Ward, Limited; Trustee of Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Hawaiian Tax-Free Trust since 1992; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993; Trustee of the Strong Foundation; present or former director or trustee of a number of civic and charitable organizations in Hawaii.

Oswald K. Stender, Trustee, Age: 65, Shares Owned: 2,279 Original
Shares (2)

Trustee of the Bernice Pauahi Bishop Estate since 1990; Director of Hawaiian Electric Industries, Inc., a public utility holding company, since 1993; Senior Advisor to the Trustees of The Estate of James Campbell, 1987-1989 and Chief Executive Officer, 1976-1988; Director of several housing and real estate associations; Director, member or trustee of several community organizations; Trustee of Hawaiian Tax-Free Trust since 1992 and of Pacific Capital Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust since 1993; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993.

(2) Held under the Uniform Gifts to Minors Act for a relative.

Diana P. Herrmann, Senior Vice President, Age: 38

Senior Vice President and Secretary and formerly Vice President of the Administrator since 1986 and Director since 1984; Trustee of Tax-Free Trust of Arizona and Tax-Free Trust of Oregon since 1994 and of Churchill Tax-Free Fund of Kentucky and Churchill Cash Reserves Trust since 1995; Vice President of InCap Management Corporation since 1986 and Director since 1983; Senior Vice President or Vice President and formerly Assistant Vice President of the Money Funds since 1986; Vice-President of Prime Cash Fund (which is inactive), since 1986, of Cascades Cash Fund 1989-1994, and of Short Term Asset Management Fund, 1986-1988; Assistant Vice President of Oxford Cash Management Fund, 1986-1988; Assistant Vice President and formerly Loan Officer of European American Bank, 1981-1986; daughter of the Trust's President; Trustee of the Leopold Schepp Foundation (academic scholarships) since 1995; actively involved in mutual fund and trade associations and in college and other volunteer organizations.

William C. Wallace, Vice President, Age: 61

Vice President of Capital Cash Management Trust and Pacific Capital Cash Assets Trust since 1984; Senior Vice President of Hawaiian Tax-Free Trust since 1985 and Vice President, 1984-1985; Senior Vice President of Tax-Free Trust of Arizona since 1989 and Vice President, 1986-1988; Vice President of Tax-Free Trust of Oregon since 1986, of Churchill Tax-Free Fund of Kentucky and Tax-Free Fund of Colorado since 1987, of Pacific Capital Tax-Free Cash Assets Trust since 1988 and of Narragansett Insured Tax-Free Income Fund since 1992; Secretary and Director of STCM Management Company, Inc. since 1974; President of the Distributor since 1995 and formerly Vice President of the Distributor, 1986-1992; Member of the Panel of Arbitrators, American Arbitration Association, since 1978; Assistant Vice President, American Stock Exchange, Market Development Division, and Director of Marketing, American Gold Coin Exchange, a subsidiary of the American Stock Exchange, 1976-1984.

Charles E. Childs, III, Vice President, Age: 39

Vice President - Administration and formerly Assistant Vice President and Associate of the Administrator since 1987; Vice President or Assistant Vice President of the Money Funds since 1988; Northeastern University, 1986-1987 (M.B.A., 1987); Financial Analyst, Unisys Corporation, 1986; Associate Analyst at National Economic Research Associates, Inc. (NERA), a micro-economic consulting firm, 1979-1985.

John M. Herndon, Vice President and Assistant Secretary, Age: 57

Assistant Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1995 and Vice President of the Aquila Money-Market Funds since 1990; Vice President of the Administrator since 1990; Investment Services Consultant and Bank Services Executive of Wright Investors' Service, a registered investment adviser, 1983-1989; Member of the American Finance Association, the Western Finance Association and the Society of Quantitative Analysts.

Sherri Foster, Vice President, Age: 46

Senior Vice President of Hawaiian Tax-Free Trust since 1993, Vice President, 1988-1992 and Assistant Vice President, 1985-1988; Assistant Vice President of Pacific Capital Cash Assets Trust since 1985 and of Pacific Capital Tax-Free Cash Assets Trust since 1988; Registered Representative of the Distributor since 1985; Realtor-Associate of Sherrian Bender Realty, successor to John Wilson Enterprises, 1983-1994; Executive Secretary of the Hyatt Regency, Maui, 1981-1983.

Rose F. Marotta, Chief Financial Officer, Age: 72

Chief Financial Officer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1991 and Treasurer, 1981-1991; formerly Treasurer of the predecessor of CCMT; Treasurer and Director of STCM Management Company, Inc., since 1974; Treasurer of Trinity Liquid Assets Trust, 1982-1986 and of Oxford Cash Management Fund, 1982-1988; Treasurer of InCap Management Corporation since 1982, of the Administrator since 1984 and of the Distributor since 1985.

Richard F. West, Treasurer, Age: 61

Treasurer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds and of Aquila Distributors, Inc. since 1992; Associate Director of Furman Selz Incorporated, 1991-1992; Vice President of Scudder, Stevens & Clark, Inc. and Treasurer of Scudder Institutional Funds, 1989-1991; Vice President of Lazard Freres Institutional Funds Group, Treasurer of Lazard Freres Group of Investment Companies and HT Insight Funds, Inc., 1986-1988; Vice President of Lehman Management Co., Inc. and Assistant Treasurer of Lehman Money Market Funds, 1981-1985; Controller of Seligman Group of Investment Companies, 1960-1980.

Edward M. W. Hines, Secretary, Age: 57

Partner of Hollyer Brady Smith Troxell Barrett Rockett Hines & Mone LLP, attorneys, since 1989 and counsel, 1987-1989; Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1982; Secretary of Trinity Liquid Assets Trust, 1982-1985 and Trustee of that Trust, 1985-1986; Secretary of Oxford Cash Management Fund, 1982-1988.

Patricia A. Craven, Assistant Secretary & Compliance Officer, Age:
30

Assistant Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1995; Counsel to the Administrator and the Distributor since 1995; formerly a Legal Associate for Oppenheimer Management Corporation, 1993-1995.

Compensation of Trustees

     The Funds do not pay fees to Trustees affiliated with the Administrator or Adviser or to any of the Trust's officers. During the fiscal year ended March 31, 1996, CAT, TFCAT and USTCAT paid, respectively $102,486, $44,880 and $28,696, in compensation and reimbursement of expenses to its other Trustees. The Funds are among the 14 funds in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money market funds and two equity funds. The following tables list the compensation of all Trustees who received compensation from the Funds, the compensation each received during each Fund's fiscal year from all funds in the Aquilasm Group of Funds and the number of such funds. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila group.


                  Compensation        Compensation        Compensation
Name              from CAT            from TFCAT          from USTCAT

Vernon R.         $7,514              $4,099              $2,136
Alden

Arthur K.         $7,467              $3,428              $2,269
Carlson

William M.        $7,106              $3,219              $2,161
Cole

Thomas W.         $8,674              $3,317              $2,200
Courtney

Richard W.        $7,437              $3,456              $2,307
Gushman

Stanley W.        $7,055              $3,375              $2,238
Hong

Theodore T.       $7,877              $3,292              $2,187
Mason

Russell K.        $7,531              $3,226              $2,165
Okata

Douglas           $2,686              $1,422              $1,093
Philpotts

Oswald K.         $6,439              $3,088              $2,026
Stender


                  Compensation from        Number of Aquila Group
                  from all funds in        boards on which the
Name              the Aquila Group         Trustee serves

Vernon R.         $47,210                  6
Alden

Arthur K.         $39,290                  7
Carlson

William M.        $31,403                  5
Cole

Thomas W.         $32,871                  5
Courtney

Richard W.        $23,650                  4
Gushman

Stanley W.        $23,967                  4
Hong

Theodore T.       $43,015                  8
Mason

Russell K.        $23,070                  4
Okata

Douglas           $10,307                  4
Philpotts

Oswald K.         $20,302                  4
Stender



     The Trust's Administrator is administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money market funds and two equity funds. As of September 30, 1996, these funds had aggregate assets of approximately $2.6 billion, of which approximately $700 million consisted of assets of the money market funds. The Administrator, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann (directly, through a trust and through share ownership by his wife).

     For each Fund's fiscal year ended March 31, 1996, CAT, TFCAT and USTCAT paid or accrued to the Adviser fees of $1,353,593, $394,009 and $210,982 respectively, and paid or accrued to the Administrator fees of $597,533, $152,543 and $88,287, respectively under the Advisory and Administration Agreements. For USTCAT, the Adviser waived $44,372 and the Administrator waived $14,790 of such fees.

     The Distributor currently handles the distribution of the shares of fourteen funds (six money market funds, seven tax-free municipal bond funds and two equity funds) including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. All of the shares of the Distributor are owned by Mr. Herrmann.

     At the date of this proxy statement, there is a proposed transaction whereby all of the shares of the Distributor, which are currently owned by Mr. Herrmann, will be owned by certain directors and/or officers of the Administrator and/or the Distributor including Mr. Herrmann.

Other Information on Trustees

     The Trustees have appointed an Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons," as that term is defined in the 1940 Act. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust's internal accounting procedures and controls. The Committee held two meetings during the Trust's last fiscal year. The Board of Trustees does not have a nominating committee. During the Trust's last fiscal year, the Board of Trustees held five meetings. All Trustees were present for at least 75% of the total number of Board meetings and Audit Committee Meetings (if such Trustee was a member of that Committee).

                    RATIFICATION OR REJECTION
                         OF SELECTION OF
                      INDEPENDENT AUDITORS
                        (Proposal No. 1)

     KPMG Peat Marwick LLP, which is currently serving as the Trust's auditors, has been selected by the Trust's Board of Trustees, including a majority of the Independent Trustees, as the Trust's independent auditors for the fiscal year ending March 31, 1997. Such selection is submitted to the shareholders for ratification or rejection.

     The firm has no direct or indirect financial interest in the Trust, the Trust's Adviser or the Trust's Administrator. It is expected that representatives of the firm not will be present at the meeting but will be available should any matter arise requiring their presence.

                           RECEIPT OF
                      SHAREHOLDER PROPOSALS

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Trust will so advise you.

     The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                         OTHER BUSINESS

     The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which the proxy cards entitle them to vote in accordance with their judgment on such matter or matters. That is, by signing and returning your proxy card, you give the proxy holders discretionary authority as to any such matter or matters.

                              EXHIBIT A

TOTAL NUMBER OF SHARES OUTSTANDING TOGETHER WITH THE HOLDINGS OF
SHAREHOLDERS WITH MORE THAN 5% OF THE OUTSTANDING SHARES OF THE
BUSINESS TRUST AS A WHOLE AND OF EACH OF ITS THREE PORTFOLIOS AS
                    OF JANUARY 17, 1997

                        ============

                                             Pacific Capital
                         Business Trust      Cash Assets Trust
                         Shares owned        Shares owned
                         and % of            and % of
Name and Address         total shares        total shares

Hawaiian Trust
Company, Limited,
Financial Plaza
of the Pacific,
Honolulu,                343,272,862         226,233,382
Hawaii                   (52.3%)             (53.5%)


Mercantile
Bank, N.A.,
P.O. Box 387
St. Louis,               143,249,593         131,617,918
Missouri                 (21.8%)             (31.1%)


BHC Securities Inc.,
2005 Market St.,
Philadelphia,            148,711,870         63,589,122
Pennsylvania             (22.7%)             (15.0%)


First Union
National Bank,
401 South Tryon Street,
Charlotte,               16,243,127          None
North Carolina               *


TOTAL SHARES
OUTSTANDING              656,154,884         422,858,551




                         Pacific Capital     Pacific Capital
                         Tax-Free Cash       U.S. Treasuries
                         Assets Trust        Cash Assets Trust
                         Shares owned        Shares owned
                         and % of            and % of
Name and Address         total shares        total shares

Hawaiian Trust
Company, Limited
Financial Plaza
of the Pacific
Honolulu,                61,375,988          55,663,492
Hawaii                   (58.5%)             (43.4%)


Mercantile
Bank, N.A.,
P.O. Box 387
St. Louis,                  *                9,708,030
Missouri                                     (7.6%)


BHC Securities, Inc.,
2005 Market St.,
Philadelphia,            22,295,740          62,827,008
Pennsylvania             (21.2%)             (49.0%)


First Union
National Bank,
401 South Tryon Street,
Charlotte,               16,243,127          None
North Carolina           (15.5%)


TOTAL SHARES
OUTSTANDING              105,000,069         128,296,264

*  N/A -- Less than 5% of the portfolio

IMPORTANT NOTICE
PLEASE READ
IMMEDIATELY

PACIFIC CAPITAL
U.S. TREASURIES
CASH ASSETS TRUST

[LOGO]

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS
TO BE HELD ON MARCH 27, 1997

PROXY STATEMENT

                         PACIFIC CAPITAL
                U.S. TREASURIES CASH ASSETS TRUST

          PROXY FOR SHAREHOLDERS MEETING MARCH 27, 1997

            PROXY SOLICITED ON BEHALF OF THE TRUSTEES

     The undersigned shareholder of PACIFIC CAPITAL U.S.TREASURIES CASH ASSETS TRUST (the "Trust") does hereby appoint LACY B. HERRMANN and EDWARD M. W. HINES, or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of Cash Assets Trust, of which the Trust is a portfolio, to be held on March 27, 1997 at the offices of the Trust, 380 Madison Avenue, New York, NY 10017 at 10:00 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below.

     Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     Management recommends a vote FOR all nominees listed below and FOR the proposals listed below. The shares represented hereby will be voted as indicated below or FOR if no choice is indicated.

     As to any other matter said attorneys shall vote in accordance with their best judgment.


          Election of Trustees---.
                __
               [__]       FOR all nominees listed below
                __
               [__]       VOTE WITHHELD for all nominees listed
                               below

(Instructions: To withhold authority to vote for any one or more of the nominees, strike a line through the name of that nominee or the names of such nominees in the list below.)

LACY B. HERRMANN; VERNON R. ALDEN; ARTHUR K. CARLSON;
WILLIAM M. COLE; THOMAS W. COURTNEY; RICHARD W. GUSHMAN, II;
STANLEY W. HONG; THEODORE T. MASON; RUSSELL K. OKATA;
DOUGLAS PHILPOTTS; OSWALD K. STENDER;


                 Ratification of selection of KPMG Peat Marwick
                 LLP as independent auditors
                               __           __            __
(Proposal No. 1)          FOR [__] AGAINST [__]  ABSTAIN [__]





                 Dated:  ____________  ______, 1997
                            Month        Day


__________________________________
                    SIGNATURE(S)



__________________________________
                    SIGNATURE(S)

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.